ASPIRA WOMEN'S HEALTH™

Transforming Women's Gynecological Health…
Starting with Ovarian Cancer

LifeSci Advisors Corporate Access Event

January 2023

Safe Harbor

This presentation contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. These forward-looking statements include, among others, statements about the strategies and objectives of Aspira Women's Health Inc. (the "Company"), including product and financial goals, potential addressable market and revenue opportunity, potential product expansion, anticipated timing of product launches and expected development of commercial relationships. The Company's actual results may differ materially from the views expressed in these forward-looking statements. Words such as "may," "expects," "intends," "anticipates," "believes," "estimates," "plans," "seeks," "could," "should," "continue," "will," "potential," "projects" and similar expressions are intended to identify such forward-looking statements.

The events and circumstances reflected in the Company's forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Readers are cautioned that these forward-looking statements speak only as of the date of this presentation, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances after such date except as required by law. Company estimates set forth in this presentation are based on various sources of information and various assumptions and judgments made by the Company, which Company management believes are reasonable. However, the Company cannot assure you that Company estimates are correct, and actual data may materially differ from Company estimates.

The forward-looking statements are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties inherent in the Company's business and including those described in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, as supplemented by the section entitled "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2022.

The Company has filed a registration statement (including a prospectus) (File No. 333-252267) with the Securities and Exchange Commission ("SEC") for the offering to which this presentation relates. Before you invest, you should carefully read the prospectus and the prospectus supplement, when available, together with the information incorporated by reference, as well as any free writing prospectus that the Company or the underwriters provide you in connection with the offering, for more information about the Company and the offering. You may obtain those documents that are filed with the SEC free of charge by visiting the SEC's website at www.sec.gov. Alternatively, you may obtain a copy of the prospectus supplement and accompanying prospectus, when available, from William Blair & Company, L.L.C., Attention: Prospectus Department, 150 North Riverside Plaza, Chicago, IL 60606, by telephone at 1-800-621-0687, or by email at prospectus@williamblair.com.

Investment Highlights

Commercial Test & Partnership	Revenue-generating commercial company focused on women's gynecologic health
Innovative Technologies	Unique ovarian cancer risk assessment assays, collectively called OvaSuite℠: • FDA-cleared Ova1™ and Overa in clinical guidelines for surgical management • LDT OvaWatch℠ for initial clinical assessment of all adnexal masses
Near-Term Focused Pipeline	OvaWatch serial monitoring application for ovarian cancer risk assessment EndoCheck™ first of its kind noninvasive diagnostic tool for endometriosis
Intellectual Property	Strong IP and technology protection for proprietary algorithms
Managed Care Coverage	Broad and growing managed care coverage for Ova1Plus including Medicare (reimbursement rate of $897) and Medicaid; Cross-walk approach for OvaWatch
Experienced Management	Mission-driven executives with proven track record of success

ASPIRA WOMEN'S HEALTH

Our Path Forward Remains Clear

2023 is about Continued Growth and Execution

Adoption and Volume	**Adoption and Volume**	**Accelerated Development**
Ova1 plus	OvaWATCH	EndoCHECK

Operational Excellence

Recent Corporate Updates

November 2022

Launched OvaWatch

- Commercial launch of OvaWatch in Q4 2022, a new non-invasive blood-based test for the assessment of ovarian cancer risk in women with adnexal mases considered by physicians to be benign or indeterminate in initial clinical assessment
- Support from Key Opinion Leaders helping to drive awareness and provider interest

December 2022

Expanded coverage improving patient access to OvaSuite testing portfolio

- Congressional directive for CMS to expand Medicare coverage for multi-marker testing ovarian testing through the recently passed 2023 Omnibus Spending Bill
- Granted a new PLA code for OvaWatch by the American Medical Association (in effect in April 2023)
- Medicaid coverage 27 states, representing 77% of Medicaid covered lives.

January 2023

Announced publication of real-world data that clinically validates OvaWatch

- Published data in the peer-reviewed journal **Frontiers in Medicine**, a paper validating and supporting the use of OvaWatch in determining the clinical management for women with an adnexal mass

OvaWATCH Commercially Launched in December 2022

OvaWatch is a significant expansion of our OvaSuite product portfolio. It is a non-invasive laboratory developed test to be used in conjunction with clinical assessment to determine the risk of ovarian cancer for patients with an adnexal mass.

Expands patient population beyond Ova1Plus, which is intended for use in women with an adnexal mass who have been planned for surgery, by 3x or more

OvaWatch has a sensitivity of 81.8% and specificity of 87.4% for identifying a histologically confirmed malignancy, and a negative predictive value (NPV) of 99.7% (Source: Frontiers in Medicine, "Validation of a deep neural network-based algorithm supporting clinical management of adnexal mass")

Potential future annual revenue opportunity of **$300-$420M** without a substantial increase to Aspira's cost to sell

Potential to expand patient population further with a serial use test in 2023

05	**Reimbursement** On-track to gain coverage in 2023	**In Process**
04	**Commercial Launch**	**December 2022**
03	**Clinical Validation** Peer-reviewed real-world data published in Q1 2023.	**Completed**
02	**Pre-Commercial Activities** Market research and go-to-market strategic launch	**Completed**
01	**Validation** Peer reviewed paper published in Q2 2022	**Completed**

ASPIRA WOMEN'S HEALTH

OvaSuite of Assays Addresses a Vital Unmet Medical Need

Represents a Total Market Opportunity of $400 - $580 Million

OvaSuite℠

OvaWATCH

OvaWatch
Pelvic Mass:
Initial Clinical Assessment
TAM=1.2-1.5M

Initial Estimate of Potential Revenue
$300-420M

Ova1plus

Ova1Plus
Pelvic Mass:
Women Planned For Surgery
TAM=300-400K

Potential Revenue
$100M-140M

Pipeline Expansion
Collaboration with Dana Farber Cancer Institute
TAM=1.2-1.5M
Potential for improved molecular targeted diagnostic assays

ASPIRA WOMEN'S HEALTH

Current Standard of Care for Assessing Cancer Treatment: Limitations



Clinical Assessment

Physical exam and ultrasound

Limitations: Subjective results and reliance on physician and technician experience



Blood Tumor Marker

CA 125 *(off-label)*
ROMA™ *(alternative)*

Limitations: Low sensitivity and high false negatives, especially in pre-menopausal / early-stage



Tissue Analysis

Pre-operative biopsy not recommended

Limitations: High risk of procedure-related tumor spread

Unmet need / room for improvement

ASPIRA WOMEN'S HEALTH

Most Ovarian Cancer Detected at Late-Stage, When It's Most Deadly

Presentation Stage	Stage I Local	Stage II Pelvic	Stage III Regional nodes	Stage IV Distant spread
Incidence	15%	21%	59%	6%
Five Year Survival Rate	92%	75%	29%	24%

www.SEER.Cancer.gov

Ovarian Cancer

Late-Stage Diagnosis	>65%
Late-Stage Mortality Rate	>70%

ASPIRA WOMEN'S HEALTH

A Better Blood Risk Assessment

Aspira's products demonstrate better performance in early-stage risk detection

OVA risk assessment products substantially improve the effectiveness of clinical assessment in stratifying the risk of Stage 1 and Stage 2 malignancy for women with pelvic masses planned for surgery



31%
69%
5%
95%
CA 125 & Clinical Assessment
OVA 1 Risk Assessment & Clinical Assessment
% of Stage 1 and Stage 2 Cancer Missed
% of Stage 1 and Stage 2 Cancer Detected

Citation: Longoria TC, Ueland FR, Zhang Z, et al. Clinical performance of a multivariate index assay for detecting early-stage ovarian cancer. *Am J Obstet Gynecol*. 2014;210(1):78.e1-78.e789. doi:10.1016/j.ajog.2013.09.017

OvaWATCH

Peer Reviewed Publications validate the use of OvaWatch for clinical management of adnexal masses.

ARTIFICIAL INTELLIGENCE

original reports

Analytical Validation of a Deep Neural Network Algorithm for the Detection of Ovarian Cancer

Gerard Reilly, MD[1]; Rowan G. Bullock, BS[2]; Jessica Greenwood, MS, CGC[2]; Daniel R. Ure, MS[2]; Erin Stewart, MS[2]; Pierre Davidoff, MS[2]; Justin DeGrazia, BS[2]; Herbert Fritsche, PhD[2]; Charles J. Dunton, MD[2]; Nitin Bhardwaj, PhD[2]; and Lesley E. Northrop, PhD[2]

Available at:
www.aspirawh.com\research

ORIGINAL RESEARCH article
Front. Med.
Sec. Obstetrics and Gynecology
doi: 10.3389/fmed.2023.1102437

Validation of a deep neural network-based algorithm supporting clinical management of adnexal mass

Gerard P. Reilly[1], Charles J. Dunton[2], Rowan G. Bullock[2], Daniel R. Ure[3], Herbert Fritsche[2], Srinka Ghosh[2], Todd C. Pappas[2*] and Ryan T. Phan[2*]

[1] Axia Women's Health, United States
[2] Aspira Women's Health Inc., United States
[3] ICON plc, Ireland

Commercial Strategy

Growth and Expansion of our OVA products is a top priority

Commercial Strategy Focus

- **Sales Force Optimization**
- **Adoption & Coverage**
- **Product Expansion**
- **Platforms & Partnerships**


Dedicated national full-time sales force with OBGYN sales experience
Targeting gynecological specialists, women's health groups and healthcare systems
Expanded access via agreements with national laboratories

OvaSuite Quarterly Test Volumes

Strong physician adoption over the past four years despite episodic headwinds resulting from the COVID-19 pandemic

Test volumes have increased over time even during the COVID-19 pandemic


OVA Test Volume
1500
2000
2500
3000
3500
4000
4500
5000
5500
1818
1884
1981
1996
2313
3129
3602
3854
3654
2458
3596
3849
3775
4553
4281
4768
4846
5411
5524
5643
1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22

4Q22 Includes Ova1Plus and OvaWatch volume

Professional Society Support

ACOG The American College of Obstetricians and Gynecologists

SGO Society of Gynecologic Oncology

AIM SpecialtyHealth

eviCore healthcare

ASPIRA WOMEN'S HEALTH

Market Access and Coverage

We aim to make our OvaSuite of products available to all women

66% of all commercial lives covered

Commercial coverage also includes Medicare Advantage plans sponsored by additional commercial payers

~77% of all Medicaid lives covered


Covered
In Process

Critical Success Factors for Future Coverage

- Clinical Utility Study publication (2022)
- Focus on Medicare Advantage pull-through
- Leverage legislative contacts to drive "coverage for all" at the state and national levels

Critical Success Factors

- Focus on sales pull-through in states with significant volume potential, especially where we have coverage and favorable pricing
- Clinical Utility Study publication (2022)

ASPIRA WOMEN'S HEALTH

Endometriosis Presents an Unmet Need and Market Opportunity

Health cost burden

for women diagnosed with endometriosis, in the U.S., is similar to that of chronic conditions such as **type 2 diabetes, Crohn's disease,** and **rheumatoid arthritis**[1]

6-7 million women affected in the U.S. by endometriosis[2]

Average to **diagnose** endometriosis is

7-9 years

Quality of life

may be **significantly impacted** – premenopausal women may experience heavy menstrual bleeding, anemia, bloating, and severe pain. Endometriosis can also have a significant impact on a woman's **fertility**

EndoCHECK

EndoCheck is our in-development test for endometriosis targeted for **launch in 2023**

- **Non-invasive**
- **Biomarker-based**
- **Lab Developed Test**

Sponsored Research Agreement executed in Q3 2022 aims to supplement proteins with miRNA

1. Fuldeore MJ, Soliman AM. Prevalence and Symptomatic Burden of Diagnosed Endometriosis in the United States: National Estimates from a Cross-Sectional Survey of 59,411 Women. Gynecol Obstet Invest. 2017;82(5):453-461. doi: 10.1159/000452660. Epub 2016 Nov 8. PMID: 27820938.
   Buck Louis GM, Hediger ML, Peterson CM, Croughan M, Sundaram R, Stanford J, Chen Z, Fujimoto VY, Varner MW, Trumble A, Giudice LC; ENDO Study Working Group. Incidence of endometriosis by study population and diagnostic method: the ENDO study. Fertil Steril. 2011 Aug;96(2):360-5. doi: 10.1016/j.fertnstert.2011.05.087. Epub 2011 Jun 29. PMID: 21719000; PMCID: PMC3143230.
2. Sarawat L, Ayansina D, Cooper KG, et al. Impact of endometriosis on risk of further gynecological surgery and cancer: a national cohort study. BJOG 2018; 125(1): 64-72. doi: 10.1111/1471-0528.14793.

ASPIRA WOMEN'S HEALTH

Financial Performance Snapshot

Q3 2021 vs. Q3 2022

OVA Product Volume


29%
4,281
5,524
Q3 2021
Q3 2022

OVA Product Revenue


26%
$1.6m
$2.0m
Q3 2021
Q3 2022*

** Gross Margin of 57%*

Q3 2022 vs. Q2 2022

OVA Product Volume


1%
5,411
5,524
Q2 2022
Q3 2022

OVA Product Revenue*


1%
$2.0m
$2.0m
Q2 2022
Q3 2022*

** Gross Margin of 49%*

Key Growth Drivers

Focus on Prudent Cost Containment

- Anticipate $6M+savings in 2023 for headcount reductions

Continued Innovation / R&D

- EndoCheck development proceeding with anticipated launch in 2023

Collaboration Opportunities

- Potential to collaborate to accelerate the commercialization of OvaWatch and EndoCheck

Cash Position

Cash as of September 30, 2022 was *$20.8M*

Cash Used in Operations


$8.0m
$7.4m
$10.2m
$6.4m
$8.6m
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

Q3 2022 includes $1.2M+ advance funding of SRA with Dana Farber

ASPIRA WOMEN'S HEALTH

2023 Focus and Key Growth Drivers

Accelerating Growth

OvaSuite Provider and Payer Adoption and Volume Expansion

- Positions Aspira to capture a much larger percentage of women with adnexal masses

Reimbursement Coverage

- Expand payer adoption for OvaSuite portfolio

Continued Innovation / R&D

- EndoCheck development proceeding with anticipated launch in 2H2023

Collaboration Opportunities

- Accelerate the development and commercialization of OvaSuite product expansions and endometriosis portfolio

In conclusion….

2023 is about Continued Growth and Execution

Adoption and Volume	Adoption and Volume	Accelerated Development
Ova1 plus	OvaWATCH	EndoCHECK

Operational Excellence